UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2024

Warner Music Group Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway,
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock	WMG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Senior Term Loan Credit Agreement Amendment

On September 17, 2024, WMG Acquisition Corp. (“Acquisition Corp.”), a subsidiary of Warner Music Group Corp., entered into an amendment (the “Senior Term Loan Credit Agreement Amendment”) to the credit agreement, dated November 1, 2012 (as amended by the amendments dated as of May 9, 2013, July 15, 2016, November 21, 2016, May 22, 2017, December 6, 2017, March 14, 2018, June 7, 2018, January 20, 2021, March 8, 2021, November 1, 2022, May 10, 2023, June 30, 2023, December 29, 2023 and January 24, 2024), among Acquisition Corp., the guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, governing Acquisition Corp.’s senior secured term loan facility with JPMorgan Chase Bank N.A., as administrative agent, and the other financial institutions and lenders from time to time party thereto. The Senior Term Loan Credit Agreement Amendment (among other changes) reprices the term loans through the issuance of tranche J term loans and the refinancing of the existing tranche I term loans. The tranche J term loans shall bear interest at a rate equal to, at Acquisition Corp.’s election (i) the forward-looking term rate based on the secured overnight financing rate as administered by the Federal Reserve Bank of New York for the applicable interest period (“Term SOFR”) subject to a zero floor, plus 1.75% per annum or (ii) the base rate, which is the highest of (x) the corporate base rate established by the administrative agent as its prime rate in effect at its principal office in New York City from time to time, (y) 0.50% in excess of the overnight federal funds rate and (z) one-month Term SOFR, plus 1.00% per annum, in each case, subject to a 1.00% floor, plus 1.00% per annum.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning Acquisition Corp.’s direct financial obligations under the Senior Term Loan Credit Agreement Amendment is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Ninth Incremental Commitment Amendment to Credit Agreement, dated as of September 17, 2024, among WMG Acquisition Corp., the several banks and other financial institutions party thereto and JPMorgan Chase Bank, N.A., as administrative agent, relating to the term loan credit agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

By:	/s/ Paul M. Robinson
Paul M. Robinson
Executive Vice President, General Counsel and Assistant Secretary

Date: September 17, 2024

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